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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                       DATE OF REPORT: SEPTEMBER 21, 2001



                              OPTICON MEDICAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            Delaware                  33-17922-C               31-1752868
-------------------------------  ---------------------  -----------------------
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NO.)       (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                           Identification NUMBER)


                                 7001 Post Road
                               Dublin, Ohio 43016
                                 (614) 336-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         On September 18, 2001, Opticon Medical, Inc., a Delaware corporation (the "Company"), issued a press release announcing that Glenn D. Brunner has been elected to the position of President and Chief Executive Officer, effective October 1, 2001. The press release dated September 18, 2001 is included as
Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.


                   EXHIBIT NO.                   DESCRIPTION

                       99 Press Release, dated September 18, 2001, entitled "Opticon Medical Announces Management Succession"



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    OPTICON MEDICAL, INC.


Date:  September 21, 2001           By:  /s/ William J. Post
                                        ---------------------------------------
                                         William J. Post, President and Chief
                                         Executive Officer



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                                  EXHIBIT INDEX
                                  -------------


                   EXHIBIT NO.            DESCRIPTION

                       99 Press Release, dated September 18, 2001, entitled "Opticon Medical Announces Management Succession"